UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 25, 2025

(Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11703	59-0933147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices) (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 Par Value)	GENC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 3, 2025, Gencor Industries, Inc. (the “Company”) received a notice (the “Delinquency Notification”) from NYSE Regulation (the “NYSE”) indicating the Company was not in compliance with the NYSE American LLC (“NYSE American”) continued listing standards as a result of its failure to timely file its Annual Report on Form 10-K for the year ended September 30, 2024 (the “Form 10-K”) with the Securities and Exchange Commission (“SEC”) prior to December 31, 2024, the end of the extension period provided by Form 12b-25, and as a result was subject to the procedures set forth in Section 1007 of the NYSE American Company Guide.

The NYSE informed the Company that, under the rules of the NYSE American, the Company had an initial six-month period from the Form 10-K filing due date of December 31, 2024, to regain compliance with the NYSE American listing standards by filing the Form 10-K and any subsequently delayed filings with the SEC.

On June 10, 2025, the Company submitted an extension request to the NYSE, requesting additional time to regain compliance with the NYSE American continued listing standards. While the Company filed its Form 10-K on June 27, 2025, within the initial six-month period granted by the Delinquency Notification, the Company requested an extension to allow it additional time to coordinate the completion of the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2024 and March 31, 2025. On June 24, 2025, the Company received a letter from the NYSE, informing the Company that the NYSE accepted the extension request, granting the Company a plan period through August 19, 2025 (the “New Cure Deadline”) to submit its delinquent reports. The Company filed its Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2024 and March 31, 2025 on July 25, 2025, which was prior to the New Cure Deadline.

On July 25, 2025, the Company received a notification letter from the NYSE indicating that the Company has now regained compliance with Section 1007 of the NYSE American Company Guide and will be removed from the NYSE’s late filers’ list.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCOR INDUSTRIES, INC.

July 28, 2025	By:	/s/ Marc G. Elliott
Marc G. Elliott, President

July 28, 2025	By:	/s/ Eric E. Mellen
Eric E. Mellen, Chief Financial Officer